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                                                                   EXHIBIT 10.49

                           OFFICE LEASE MODIFICATION
                           -------------------------


     This Office Lease Modification (this "Modification") is made effective as of the 1st day of March, 1996, by and among American Express Company, a New York corporation ("AmEX"), American Express Travel Related Services Company, Inc., a New York corporation ("Travel Services"), and Citadel Realty, Inc., a Delaware corporation ("Landlord") as assignee of Fidelity Federal Bank.

                                    RECITALS
                                    --------

     A. AmEX entered into that certain Office Lease dated February 3, 1992 as thereafter amended by (i) that certain First Amendment to Lease dated May 31, 1994 and (ii) that certain Second Amendment to Lease (the "Second Amendment") dated October, 1994 (collectively, "the AmEX Lease") dealing with Suites 171 and 227 within the building having the address of 1661 East Camelback Road, Phoenix, Arizona 85016 (the "Building"), and (iii) that certain Third Amendment to Lease dated July 24, 1995.

     B. Travel Services entered into that certain Office Lease dated February 7, 1992 (the "Travel Services Lease") with respect to Suite 150, Suite 300 and Suite 400 of the Building. AmEX and Travel Services are hereinafter referred to together as "Tenants."

     C. Fidelity Federal Bank, a federal savings bank, the original landlord, has assigned its rights under the AmEX Lease and the Travel Services Lease to Landlord.

     D. Landlord desires to extend the term of the Leases with respect to all suites leased by Tenants except Suite 171 for a period of 24 months and, with respect to Suite 171, to extend the term of the AmEX Lease of that Suite only for a period of twenty (20) months, so that all Suites in the Building leased by Tenants shall expire on February 28, 1999.

     E. Tenants desire to extend the term of all Suites Tenants lease in the Building through February 28, 1999.

     Now therefore, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenants and Landlord hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1.  Extension Fee.  Tenants agree to pay the total sum of $100,000 in cash,
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due upon joint execution and delivery of this Modification to Landlord, in consideration of Landlord's agreement to the non-customary, short-term extension contemplated by this Modification, in addition to the Tenants' Base Annual Rent and the other sums contemplated by this Modification.
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     2.  Base Annual Rental.  Tenants agree that the Base Annual Rent for all
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Suites leased by Tenants in the Building shall be $17.00 per rentable square foot (or $1,699,558 for 99,974 rentable square feet) per year, plus transaction privilege tax thereon, commencing March 1, 1997 on Suites 150, 227, 300 and 400, and commencing July 1, 1997 on Suite 171.

     3.  Term.  All references to the Term Expiration Date for the lease in
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Section I, Article F of the February 3, 1992 AmEX Lease and Section I, Article F
of the Travel Services Lease are hereby deleted, and references to February 28, 1999 are hereby inserted as such Term Expiration Date.

     4.  Utilities.  Tenants agree that all previous billings submitted by
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Landlord with respect to the cost of providing HVAC beyond the Building standard operating hours are reasonable and accepted, and waives all rental offsets or deductions or claims for overcharges with respect to those charges billed.

     The foregoing waiver applies to claims against Landlord and its officers, directors, shareholders, parents and subsidiaries in addition to the entity constituting Landlord.

     5.  Commission.  Upon full execution and delivery of this Modification,
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Landlord shall pay to Charles Dunn Company and Trammell Crow Company a leasing commission provided in separate agreements.

     6.  Termination of Renewal Rights; "As Is".  Any options or other rights of
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renewal with respect to the Lease Term contained in either the AmEX Lease or the
Travel Services Lease, upon execution of this Modification by Tenants, are void and of no effect. Tenants hereby accept the Demised Premises in "as is" and "where is" condition through the Term Expiration Date of February 28, 1999.

     7.  Overtime HVAC.  (i)  Effective March 1, 1996, Landlord shall supply
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Tenants with overtime HVAC (in each instance) at least 24 hours advance notice provided to Landlord on Tenants' letterhead and signed by Tenants' duly authorized representative. "Overtime HVAC" is herein defined as service provided outside standard building hours, which for the purposes of this paragraph 7 shall be 8:00 a.m. to 6:00 p.m., Mondays through Fridays and 8:00 a.m. to 1:00 p.m. Saturdays, all bank holidays excepted. Tenants shall pay to Landlord with the next due monthly installment of Base Annual Rent the sum of $35.00 for each hour (or portion thereof, if less than a 60 minute increment) during which overtime HVAC is provided to Tenants, or either of them.

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               (ii)  In each of the AmEX Lease and the Travel Services Lease:

               (1) In Section II, Article 12, the full text of the parenthetical in subpart (b) of that Article, beginning with the words "and at other times", hereby is deleted.

               (2) In Section II, Article 28(A)(2)(a)(b), after the word "utilities" on the first full line of that subpart (b), add the words "(except as connected with Tenant's overtime HVAC usage)".

               (3) In Exhibit B, Paragraph 22, at the end of that paragraph, add the words "subject to the provisions of that certain Office Lease Modification between Tenant and Landlord made as of March 1, 1996".

               (iii) In Exhibit C, Article 38 of the AmEX Lease a new (C) hereby is added as follows:

               (C) Notwithstanding any of the foregoing in this Article 38, calculation of the Costs of Tenant's Overstandard Electricity Usage shall not apply to Tenant's overtime HVAC usage; such overtime HVAC usage shall be subject to computation and payment in accordance with the provisions of that certain Office Lease Modification between Tenant and Landlord made as of March 1, 1996.

               (iv)  In Exhibit C, Article 40 of the Travel Services Lease a new
(C) hereby is added as follows:

               (C) Notwithstanding any of the foregoing in this Article 40, calculation of the Costs of Tenant's Overstandard Electricity Usage shall not apply to Tenant's overtime HVAC usage; such overtime HVAC usage shall be subject to computation and payment in accordance with the provisions of that certain Office Lease Modification between Tenant and Landlord made as of March 1, 1996.

          8.   Parking Stall Charges.  Section II, Article 39 of the Travel
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Services Lease (contained in Exhibit C to such lease) is hereby amended, in the fifth sentence thereof, to read as follows: The monthly charge for each parking stall during the period from March 1, 1997 through February 28, 1999 shall be $20.00.

          9.   Miscellaneous; Ratification.  All capitalized terms not defined
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herein shall have the meanings ascribed to them in the AmEX Lease and the Travel
Services Lease. Except as otherwise amended by this Modification, Landlord and Tenants hereby ratify, confirm and approve all provisions of each Lease referenced herein.

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          10.  Lapse of Offer.  The offer contemplated by this Modification
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shall be void and of no effect if not fully executed by Tenants and delivered to
Landlord by February 29, 1996.

          In witness whereof, AmEX, Travel Services and Landlord have executed this Modification as of the date first above written.

                                    AMERICAN EXPRESS COMPANY, a New York
                                    corporation



                                    By   ____________________________
                                      Its  _________________________


                                    AMERICAN EXPRESS TRAVEL RELATED SERVICES
                                    COMPANY, INC., a New York corporation



                                    By   ____________________________
                                      Its  _________________________


                                    CITADEL REALTY, INC., a Delaware corporation



                                    By   ____________________________
                                      Its  _________________________



                                    By   ____________________________
                                      Its  _________________________

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